UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: July 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JULY 31, 2009

Legg Mason Partners

Municipal High Income Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from regular federal income tax*.

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason Western Asset Municipal High Income Fund. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during the twelve-month reporting period ended July 31, 2009, there were indications that the worst may be over. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. The economic contraction accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the news was relatively better during the second quarter, as the preliminary estimate for GDP was a 1.0% decline. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately 6.7 million jobs have been shed and we have experienced nineteen consecutive months of job losses. In addition, the unemployment rate remains high, reported as 9.4% in July 2009.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable and sales of single-family homes increased for the third consecutive month in June 2009. In addition, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and job losses in July 2009 were the lowest monthly amount since August 2008.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its August 2009 meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners Municipal High Income Fund	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended July 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. When the period began, two- and ten-year Treasury yields were 2.52% and 3.99%, respectively. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on January 31, 2009, two- and ten-year Treasury yields were 0.94% and 2.87%,

II	Legg Mason Partners Municipal High Income Fund

respectively. During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.13% and 3.52%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher.

The municipal bond market underperformed its taxable bond counterpart over the twelve months ended July 31, 2009. Over that period, the Barclays Capital Municipal Bond Indexiv and the Barclays Capital U.S. Aggregate Indexv returned 5.11% and 7.85%, respectively. While municipal securities outperformed the taxable market during five of the last seven months of the reporting period, it was not enough to overcome the aforementioned flights to quality, which negatively impacted the tax-free bond market.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason Partners Municipal High Income Fund	III

Letter from the chairman continued

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 28, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Legg Mason Partners Municipal High Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income exempt from regular federal income tax. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from changes in market conditions. Under normal market conditions, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is exempt from regular federal income tax. Under normal market conditions, the Fund will invest primarily in municipal securities rated at the time of purchase in the lowest investment grade category or in a below investment grade category or, if unrated, determined to be of comparable quality. However, the Fund is permitted to invest in securities rated in any investment category.

The Fund focuses on intermediate- and long-term municipal securities. The Fund will normally invest in securities that have remaining maturities ranging from one to more than thirty years at the time of purchase. In purchasing debt obligations for the Fund, we may take full advantage of the full range of maturities and durationsi, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on our assessment of the relative yields of securities of different maturities and durations and our expectations of future changes in interest rates.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market experienced periods of extreme volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)ii monetary policy caused bond prices to fluctuate.

The yields on two- and ten-year Treasuries began the fiscal year at 2.52% and 3.99%, respectively. As the reporting period began, we were in the midst of a flight to quality, triggered by the seizing credit markets. Investor risk aversion further intensified from September through November 2008 given the severe disruptions in the global financial markets. At the epicenter of the turmoil was the September bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	1

Fund overview continued

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveiii. This was due to concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 1.13% and 3.52%, respectively.

While the municipal market was not immune to the volatility in the financial markets, it ultimately generated positive results over the fiscal year. During portions of the first half of the reporting period — in particular in September and October 2008 — tax-free bond prices weakened and their spreads significantly widened. This challenging environment was triggered by a number of issues, including increased risk aversion, downgrades of monoline bond insurers, the seizing auction rate market and forced selling by highly leveraged investors into illiquid markets. In addition, there were fears that the deepening recession would negatively impact municipalities, as they would generate less tax revenues. Collectively, this caused tax-free bond yields to reach 125% to 150% of the yield offered by comparable Treasuries over the two-month period.

While the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during the second half of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds increased during this period, as investors were drawn to their attractive yields. While this demand was initially focused on higher-quality securities, even lower-rated tax-free bonds performed well toward the end of the reporting period. This was triggered by optimism regarding the government’s initiatives to stabilize the financial system and stimulate the economy. Despite this strong rally, municipal bonds lagged their taxable counterparts during the twelve months ended July 31, 2009. During this time, the Barclays Capital Municipal Bond Indexiv returned 5.11%, versus a 7.85% gain by the Barclays Capital U.S. Aggregate Indexv.

Q. How did we respond to these changing market conditions?

A. We actively managed the Fund’s portfolio during the fiscal year. When the reporting period began, we were defensively positioned given our expectations for a steepening municipal yield curve and wider spreads. At the start of the period, the Fund’s duration was shorter than that of the Barclays Capital Municipal Bond Index, the Fund’s benchmark, and we emphasized relatively higher-quality securities in the portfolio. In particular, we had an overweight position to the Pre-refundedvi sector of the municipal market.

When the municipal market sold off, we eliminated some of our shorter-duration positions and redeployed those assets into longer-maturity securities that we felt had compelling risk/reward characteristics. This

2	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

repositioning was not initially rewarded, as the yield curve continued to steepen and credit spreads widened further through the end of 2008. As municipal spreads widened to what we believed were unsustainable levels, we also adjusted the portfolio by reducing our exposure to Pre-refunded securities and used the proceeds to selectively purchase additional lower-quality securities that we believed were attractively valued. These included select positions in the Industrial Development Revenue/Pollution Control Revenue, Education and Health Care sectors.

As discussed, we also opportunistically extended the Fund’s duration. Overall, the adjustments we made produced mixed results, as our decision to increase our exposure to lower-quality issues was somewhat premature, although these securities produced strong returns toward the end of the reporting period.

Performance review

For the twelve months ended July 31, 2009, Class A shares of Legg Mason Partners Municipal High Income Fund, excluding sales charges, returned -3.20%. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 5.11% over the same time frame. The Lipper High Yield Municipal Debt Funds Category Average1 returned -9.25% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 110 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	3

Fund overview continued

PERFORMANCE SNAPSHOT as of July 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Municipal High Income Fund — Class A Shares	11.77%	-3.20%
Barclays Capital Municipal Bond Index	4.38%	5.11%
Lipper High Yield Municipal Debt Funds Category Average[1]	11.07%	-9.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 11.43%, Class C shares returned 11.41% and Class I shares returned 11.89% over the six months ended July 31, 2009. Excluding sales charges, Class B shares returned -4.24%, Class C shares returned -4.27% and Class I shares returned -3.51% over the twelve months ended July 31, 2009. All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
The 30-Day SEC Yields for the period ended July 31, 2009 for Class A, B, C and I shares were 5.84%, 5.50%, 5.48% and 6.16%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated November 25, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.81%, 1.35%, 1.36% and 0.66%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Security selection in the Health Care sector was the most significant contributor to the Fund’s relative performance during the fiscal year. Among our holdings within the sector, the leading contributor to performance was Philadelphia, PA Hospitals & Higher EFA Hospital Revenue, Temple University Hospital. This position was added to the portfolio in the fourth quarter of 2008, when spreads were extremely volatile. The security’s attractive yield, coupled with positive credit developments, triggered its strong performance relative to the rest of the Health Care sector.

Also enhancing the Fund’s relative performance was its less than benchmark weightings in the underperforming Transportation and Power

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 114 funds for the six-month period and among the 110 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

sectors. Elsewhere, an overweight in the Education sector was a positive for the Fund, as this sector generated solid results.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, our yield curve positioning hurt the Fund’s performance for the fiscal year. Our underweight to the intermediate portion of the yield curve detracted from results as this portion performed well during the twelve-month period as a whole. Elsewhere, our exposure to securities with 22+ year maturities generated poor results during the first half of the reporting period. While this portion of the yield curve seemed to offer attractive yields, it was dragged down as securities within this portion of the curve were the most impacted by the forced selling of leveraged players in the period after the collapse of Lehman Brothers. This market condition persisted through the end of 2008. While these securities rebounded and positively contributed to performance during the second half of the reporting period, it was not enough to overcome their earlier weakness.

Our security selection in the Special Tax Obligation and Leasing sectors was a drag on the Fund’s relative performance. Within the Special Tax Obligation sector, the leading detractor from performance was Reunion East Community Development District, Special Assessment. This security underperformed the sector due to issues surrounding many of Florida’s land development deals which were negatively impacted by the crisis in the mortgage and housing markets. Within the Leasing sector, Willacy County, TX, Local Government Corp. Revenue was the most significant detractor from performance. This security was issued to support prisons in the county. It underperformed the Leasing sector as its operating results deteriorated. Prison subsector spreads, in general, widened dramatically in 2008, due to market events, but this security was among the weaker performers. The issuer recently announced a pending call (pre-retirement) of some of its outstanding bonds, indicating a potential improvement in its operating results.

Our futures trading strategy produced mixed results during the reporting period but, overall, was a detractor from performance. Our use of a short position in U.S. Treasury futures did have the intended effect of reducing the Fund's overall duration. However, the outperformance of the U.S. Treasury market versus all other asset classes in 2008 caused the relationship between municipal securities and Treasury yields to move in a direction that was contrary to our expectations. The decline in U.S. Treasury yields to historic low levels in the aftermath of the Lehman Brothers collapse hurt our short futures position. This was reversed later in the fiscal year as risk appetite began to return to the market and Treasury yields moved higher while municipal yields declined. The short position in U.S. Treasury futures was closed during the last three months of the Fund's fiscal year.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	5

Fund overview continued

Thank you for your investment in Legg Mason Partners Municipal High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 18, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower-quality securities, which present greater risk of loss of principal and interest than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

6	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of July 31, 2009 and July 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (load) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2009 and held for the six months ended July 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	11.77%	$1,000.00	$1,117.70	0.77%	$4.04
Class B	11.43	1,000.00	1,114.30	1.30	6.81
Class C	11.41	1,000.00	1,114.10	1.35	7.08
Class I	11.89	1,000.00	1,118.90	0.62	3.26

[1]	For the six months ended July 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.98	0.77%	$3.86
Class B	5.00	1,000.00	1,018.35	1.30	6.51
Class C	5.00	1,000.00	1,018.10	1.35	6.76
Class I	5.00	1,000.00	1,021.72	0.62	3.11

[1]	For the six months ended July 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 7/31/09	-3.20%	-4.24%	-4.27%	-3.51%
Five Years Ended 7/31/09	3.41	2.77	2.74	N/A
Ten Years Ended 7/31/09	3.25	2.83	2.63	N/A
Inception* through 7/31/09	4.49	5.93	4.20	-1.71

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 7/31/09	-7.34%	-8.32%	-5.18%	-3.51%
Five Years Ended 7/31/09	2.51	2.61	2.74	N/A
Ten Years Ended 7/31/09	2.81	2.83	2.63	N/A
Inception* through 7/31/09	4.22	5.93	4.20	-1.71

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (7/31/99 through 7/31/09)		37.72%
Class B (7/31/99 through 7/31/09)		32.17
Class C (7/31/99 through 7/31/09)		29.58
Class I (Inception date of 3/20/07 through 7/31/09)		-4.00

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are November 6, 1992, September 16, 1985, November 17, 1994 and March 20, 2007, respectively.

10	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B AND C SHARES OF LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND VS. BARCLAYS CAPITAL MUNICIPAL BOND INDEX† — July 1999 - July 2009

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Partners Municipal High Income Fund on July 31, 1999, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2009. The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	11

Schedule of investments

July 31, 2009

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

MUNICIPAL BONDS† — 98.3%
	Alabama — 0.5%
$2,980,000	Baldwin County, AL, Board of Education, AMBAC, 5.000% due 6/1/26	$3,055,454
	Alaska — 0.3%
2,300,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31(a)	1,953,643
	Arizona — 1.2%
2,900,000	Arizona Health Facilities Authority Revenue, Catholic Healthcare West, 6.625% due 7/1/20(b)	3,090,791
1,000,000	Pima County, AZ, IDA, Educational Revenue, Noah Webster Basic, 6.125% due 12/15/34	767,730
	University Medical Center Corp., AZ, Hospital Revenue:
1,250,000	6.000% due 7/1/24	1,266,675
2,000,000	6.500% due 7/1/39	1,994,600
	Total Arizona	7,119,796
	Arkansas — 0.8%
	Arkansas State Development Financing Authority:
4,000,000	Hospital Revenue, Washington Regional Medical Center, 7.375% due 2/1/29(b)	4,107,440
1,000,000	Industrial Facilities Revenue, Potlatch Corp. Projects, 7.750% due 8/1/25(a)	891,990
	Total Arkansas	4,999,430
	California — 6.4%
6,000,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	5,477,040
	California EFA Revenue, College and University Financing Program:
1,440,000	5.000% due 2/1/12	1,395,230
1,595,000	5.000% due 2/1/14	1,481,436
1,670,000	5.000% due 2/1/15	1,511,417
5,000,000	California Health Facilities Financing Authority Revenue, Kaiser Permanante, 5.250% due 4/1/39	4,456,100
	California Statewide CDA Revenue:
1,000,000	East Campus Apartments LLC, 5.625% due 8/1/34	769,500
15,000,000	Lodi Memorial Hospital, California Mortgage Insurance, 5.000% due 12/1/37	12,592,650
	Senior Living-Presbyterian Homes:
1,920,000	4.750% due 11/15/26	1,462,061
6,000,000	4.875% due 11/15/36	4,170,720
3,150,000	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, 7.875% due 6/1/42(b)	3,853,647
1,250,000	Redding, CA, RDA, Tax Allocation, Shastec Redevelopment Project, 5.000% due 9/1/36	939,687
	Total California	38,109,488

See Notes to Financial Statements.

12	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Colorado — 6.4%
	Colorado Educational & Cultural Facilities Authority Revenue:
	Charter School:
$1,285,000	Peak to Peak Project, 7.500% due 8/15/21(b)	$1,427,712
1,500,000	Refunding, Jefferson Project, 6.000% due 6/15/33	1,138,845
2,585,000	Cheyenne Mountain Charter, 5.375% due 6/15/38	1,981,635
	Colorado Health Facilities Authority Revenue:
2,000,000	Christian Living Communities Project, 5.750% due 1/1/37	1,448,200
1,000,000	Parkview Medical Center Project, 6.600% due 9/1/25(b)	1,114,780
7,000,000	The Evangelical Lutheran Good Samaritan Society, 6.125% due 6/1/38	7,009,380
20,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue, 6.500% due 11/15/38	19,512,000
4,000,000	Reata South Metropolitan District, CO, GO, 7.250% due 6/1/37	2,886,360
1,000,000	Southlands, CO, Metropolitan District No. 1, GO, 7.125% due 12/1/34(b)	1,257,490
	Total Colorado	37,776,402
	Connecticut — 0.6%
4,000,000	Connecticut State Development Authority, IDR, AFCO Cargo LLC Project, 8.000% due 4/1/30(a)	3,483,040
	Delaware — 0.1%
1,000,000	New Castle County, DE, Revenue, Newark Charter School Inc. Project, 5.000% due 9/1/36	730,100
	District of Columbia — 0.2%
1,000,000	District of Columbia COP, District Public Safety & Emergency, AMBAC, 5.500% due 1/1/19	1,038,300
	Florida — 3.0%
1,000,000	Bonnet Creek Resort Community Development District, Special Assessment, 7.500% due 5/1/34	800,890
6,995,000	Gramercy Farms Community, Development District Special Assessment, 5.100% due 5/1/14	3,480,082
1,000,000	Hillsborough County, FL, IDA Revenue, National Gypsum Convention, 7.125% due 4/1/30(a)	586,300
2,000,000	Miami-Dade County, FL, Solid Waste Systems Revenue, NATL, 5.000% due 10/1/18	2,082,580
2,000,000	Orange County, FL, Health Facilities Authority Revenue, First Mortgage, GF, Orlando Inc. Project, 9.000% due 7/1/31	1,927,740
2,500,000	Reunion East Community Development District, Special Assessment, 7.375% due 5/1/33	1,705,325
	Seminole Tribe Florida Special Obligation Revenue:
5,000,000	5.750% due 10/1/22(c)	4,683,850
3,000,000	5.250% due 10/1/27(c)	2,569,200
	Total Florida	17,835,967

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	13

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Georgia — 6.9%
	Atlanta, GA:
	Development Authority Educational Facilities Revenue, Science Park LLC Project:
$5,865,000	5.000% due 7/1/32	$5,519,493
2,685,000	5.000% due 7/1/39	2,451,754
15,000,000	Water & Wastewater Revenue, 6.250% due 11/1/39	14,698,950
9,000,000	DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project, 6.125% due 7/1/40	9,292,770
	Gainesville & Hall County, GA:
	Development Authority Retirement Community Revenue, Acts Retirement-Life Communities Inc.:
700,000	6.375% due 11/15/29	718,221
1,085,000	6.625% due 11/15/39	1,112,895
1,500,000	Development Authority Revenue, Senior Living Facilities, Lanier Village Estates, 7.250% due 11/15/29	1,464,030
4,000,000	Marietta, GA, Development Authority Revenue, Life University Inc. Project, 7.000% due 6/15/39	3,322,760
2,000,000	Savannah, GA, EDA, Revenue, College of Arts & Design Inc. Project, 6.900% due 10/1/29(b)	2,060,320
	Total Georgia	40,641,193
	Guam — 1.3%
8,000,000	Guam Government, GO, 6.750% due 11/15/29	8,004,800
	Hawaii — 1.4%
8,000,000	Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., 6.500% due 7/1/39	8,108,880
	Illinois — 3.1%
	Illinois DFA:
2,000,000	Chicago Charter School Foundation Project, 6.250% due 12/1/32(b)	2,335,780
3,250,000	Citgo Petroleum Corp. Project, 8.000% due 6/1/32(a)	3,131,018
	Illinois Finance Authority Revenue:
3,000,000	Refunding, Chicago Charter School Project, 5.000% due 12/1/36	2,011,440
2,500,000	Refunding, OSF Healthcare Systems, 5.750% due 11/15/37	2,275,325
9,470,000	Illinois Finance Authority, Student Housing, Revenue, Refunding, Educational Advancement Fund Inc., 5.250% due 5/1/34	6,994,826
1,500,000	Illinois Health Facilities Authority Revenue, Passavant Memorial Area Hospital, 6.000% due 10/1/24(b)	1,609,110
	Total Illinois	18,357,499

See Notes to Financial Statements.

14	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Indiana — 2.2%
$2,000,000	Indiana Health Facilities Financing Authority, Hospital Revenue, Riverview Hospital Project, 6.125% due 8/1/31	$1,811,260
10,000,000	Indiana Municipal Power Agency, Power Supply System Revenue, 6.000% due 1/1/39	10,200,900
1,400,000	Vanderburgh County, IN, Redevelopment Commission, Redevelopment District Tax Increment, 5.250% due 2/1/31	1,194,844
	Total Indiana	13,207,004
	Kansas — 1.0%
3,500,000	Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light, 5.250% due 12/1/23(d)	3,555,510
2,000,000	Overland Park, KS, Development Corp. Revenue, First Tier, 7.375% due 1/1/32(b)	2,201,980
	Total Kansas	5,757,490
	Kentucky — 2.4%
8,500,000	Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc., 5.250% due 10/1/36	7,359,045
7,000,000	Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project, 6.250% due 6/1/39	7,127,750
	Total Kentucky	14,486,795
	Louisiana — 2.1%
1,000,000	Epps, LA, COP, 8.000% due 6/1/18	933,650
2,150,000	Louisiana Local Government Environmental Facilities, CDA Revenue, Capital Project & Equipment Acquisition Program, ACA, 6.550% due 9/1/25	1,834,402
6,000,000	Rapides, LA, Finance Authority Revenue, Cleco Power LLC Project, 6.000% due 10/1/38(a)(d)	6,093,780
4,000,000	St. John Baptist Parish, LA, Revenue, Marathon Oil Corp., 5.125% due 6/1/37	3,395,640
	Total Louisiana	12,257,472
	Maryland — 2.4%
1,000,000	Maryland Industrial Development Financing Authority Economic Development Revenue, Our Lady of Good Counsel School, 6.000% due 5/1/35	769,800
3,500,000	Maryland State Economic Development Corp. Revenue, Chesapeake Bay, 7.730% due 12/1/27(b)	3,618,055
5,000,000	Maryland State Economic Development Corp. Student Housing Revenue, University of Maryland College Park Projects, 5.800% due 6/1/38	4,726,000
	Maryland State Health & Higher EFA Revenue:
	Maryland Institute College of Art:
1,900,000	5.000% due 6/1/21	1,687,352
2,095,000	5.000% due 6/1/24	1,796,881

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	15

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Maryland — 2.4% continued
	Washington Christian Academy:
$250,000	5.250% due 7/1/18	$167,160
1,170,000	5.500% due 7/1/38	571,487
750,000	Washington County Hospital, 5.750% due 1/1/38	659,100
	Total Maryland	13,995,835
	Massachusetts — 4.2%
1,295,000	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25(a)	1,044,418
15,000,000	Massachusetts Educational Financing Authority Education Loan Revenue, 6.125% due 1/1/22(a)	15,353,850
3,000,000	Massachusetts State DFA Revenue, Briarwood, 8.250% due 12/1/30(b)	3,312,840
	Massachusetts State, HEFA Revenue:
2,000,000	Caritas Christi Obligation, 6.750% due 7/1/16	2,028,500
4,000,000	University of Massachusetts, Memorial Health Care Inc., 5.000% due 7/1/33	3,264,240
	Total Massachusetts	25,003,848
	Michigan — 3.8%
3,500,000	Allen Academy, MI, COP, 8.000% due 6/1/33	2,830,555
	Cesar Chavez Academy, COP:
1,635,000	6.500% due 2/1/33	1,290,980
1,600,000	8.000% due 2/1/33	1,503,792
15,000,000	Michigan State Hospital Finance Authority, Refunding Hospital, Sparrow Obligated, 5.000% due 11/15/31	12,387,900
4,000,000	Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.250% due 9/1/39	4,559,240
	Total Michigan	22,572,467
	Minnesota — 0.5%
1,700,000	Sartell, MN, Health Care & Housing Facilities Revenue, Foundation for Health Care Project, 8.000% due 9/1/30	1,585,777
	St. Paul, MN, Port Authority Lease Revenue, Regions Hospital Parking Ramp Project:
475,000	5.000% due 8/1/21	389,685
1,375,000	5.000% due 8/1/36	950,923
	Total Minnesota	2,926,385
	Missouri — 1.9%
495,000	Kansas City, MO, Tax Increment Financing Commission, Tax Increment Revenue, Maincor Project, 5.000% due 3/1/12	474,942
5,070,000	Missouri State Health & EFA Revenue, St. Lukes Episcopal, 5.000% due 12/1/20	4,983,658

See Notes to Financial Statements.

16	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Missouri — 1.9% continued
	Raytown, MO, Annual Appropriation Supported Tax, Raytown Live Redevelopment Plan Project 1:
$1,000,000	5.000% due 12/1/19	$1,001,210
1,555,000	5.000% due 12/1/20	1,533,759
1,750,000	5.125% due 12/1/25	1,698,095
1,325,000	St. Joseph, MO, IDA, Sewer Systems Improvements Project, 5.000% due 4/1/27	1,329,929
	Total Missouri	11,021,593
	Montana — 0.5%
3,240,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19(a)	2,694,902
	New Hampshire — 0.6%
	New Hampshire HEFA Revenue:
2,000,000	Healthcare System, Covenant Health System, 5.500% due 7/1/34	1,806,420
1,500,000	New Hampshire College, 7.500% due 1/1/31(b)	1,648,500
	Total New Hampshire	3,454,920
	New Jersey — 4.2%
3,750,000	New Jersey EDA, Retirement Community Revenue, SeaBrook Village Inc., 8.250% due 11/15/30(b)	4,116,487
	New Jersey EDA Revenue, Newark Downtown District Management Corp.:
400,000	5.125% due 6/15/27	304,072
700,000	5.125% due 6/15/37	490,735
	New Jersey Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group:
9,000,000	5.250% due 7/1/30	6,778,710
5,000,000	7.500% due 7/1/30(b)	5,346,950
11,000,000	New Jersey State, EDA, Revenue, Refunding, 6.875% due 1/1/37(a)	8,098,860
	Total New Jersey	25,135,814
	New Mexico — 1.1%
	Otero County, NM:
	COP, Jail Project Revenue:
1,630,000	5.750% due 4/1/18	1,419,534
500,000	6.000% due 4/1/23	409,135
500,000	6.000% due 4/1/28	380,570
3,000,000	Jail Project Revenue, 7.500% due 12/1/24	2,791,050
1,500,000	Sandoval County, NM, Incentive Payment Revenue, Refunding, 5.000% due 6/1/20	1,568,415
	Total New Mexico	6,568,704

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	17

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	New York — 2.0%
$1,000,000	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical Center Inc., 8.250% due 11/15/30(b)	$1,101,810
2,500,000	Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue, Refunding, Bard College, 5.000% due 8/1/46	1,991,675
995,000	Herkimer County, NY, IDA, Folts Adult Home, FHA, GNMA, 5.500% due 3/20/40	1,061,874
1,000,000	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village Project, 8.550% due 11/15/32(b)	1,114,100
3,300,000	Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside, 6.700% due 1/1/43	2,536,776
	New York City, NY, IDA, Civic Facilities Revenue:
2,380,000	Amboy Properties Corp. Project, 6.750% due 6/1/20	2,116,391
550,000	Community Hospital Brooklyn, 6.875% due 11/1/10	551,413
1,380,000	Special Needs Facilities Pooled Program, 8.125% due 7/1/19(b)	1,450,339
	Total New York	11,924,378
	North Carolina — 0.3%
1,815,000	North Carolina Medical Care Community, Health Care Facilities Revenue, First Mortgage, DePaul Community Facilities Project, 7.625% due 11/1/29(b)	1,879,596
	Ohio — 0.7%
500,000	Cleveland-Cuyahoga County, OH, Port Authority Revenue, Senior Housing St. Clarence, 6.125% due 5/1/26	331,450
2,500,000	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30	2,438,675
2,000,000	Miami County, OH, Hospital Facilities Revenue, Refunding & Improvement Upper Valley Medical Center, 5.250% due 5/15/26	1,686,560
	Total Ohio	4,456,685
	Oklahoma — 0.4%
220,000	Oklahoma HFA, Single-Family Mortgage, GNMA, 7.997% due 8/1/18(a)	223,956
2,200,000	Tulsa, OK, Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11	2,076,140
	Total Oklahoma	2,300,096
	Oregon — 0.2%
	Klamath Falls, OR, Inter Community Hospital Authority Revenue:
630,000	Merle West Medical Center, 6.250% due 9/1/31(b)	735,720
370,000	Unrefunded Balance, Merle West Medical Center, 6.250% due 9/1/31	326,222
	Total Oregon	1,061,942

See Notes to Financial Statements.

18	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Pennsylvania — 6.6%
$1,000,000	Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project, 7.250% due 1/1/35(b)	$1,199,320
5,000,000	Dauphin County, PA, General Authority Revenue, Office & Packaging, 6.000% due 1/1/25	3,872,700
3,000,000	Harrisburg, PA, Authority University Revenue, Harrisburg University of Science, 6.000% due 9/1/36	2,469,690
1,000,000	Hazleton, PA, Health Services Authority, Hospital Revenue, St. Joseph’s Medical Center, 6.200% due 7/1/26	845,260
4,000,000	Lackawanna County, PA, GO, 6.000% due 9/15/34	3,873,800
1,000,000	Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project, 6.000% due 11/15/35	835,700
3,500,000	Lehigh County, PA, General Purpose Authority Revenue, First Mortgage Bible Fellowship Church Home Inc., 7.750% due 11/1/33	3,303,160
935,000	Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project, 7.500% due 2/15/29	772,385
	Pennsylvania Economic Development Financing Authority:
2,185,000	Exempt Facilities Revenue, Reliant Energy Seward, 6.750% due 12/1/36(a)	2,050,622
5,000,000	Health Systems Revenue, Albert Einstein Healthcare, 6.250% due 10/15/23	5,010,650
1,000,000	Solid Waste Disposal Revenue, Waste Management Inc. Project, 5.100% due 10/1/27(a)	858,630
10,000,000	Philadelphia, PA, Hospitals & Higher EFA Hospital Revenue, Temple University Hospital, 6.625% due 11/15/23	9,831,400
4,000,000	Westmoreland County, PA, IDA Revenue, Health Care Facilities, Redstone Highlands Health, 8.125% due 11/15/30(b)	4,398,160
	Total Pennsylvania	39,321,477
	Puerto Rico — 3.0%
7,500,000	Puerto Rico Electric Power Authority, Power Revenue, 5.250% due 7/1/25	7,499,625
10,000,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 6.000% due 8/1/42	10,067,100
	Total Puerto Rico	17,566,725
	Rhode Island — 0.1%
1,000,000	Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue Refunding, 7.250% due 7/15/35	722,240
	South Carolina — 0.6%
2,000,000	Newberry County, SC, Special Source Revenue, Refunding J.F. Hawkins Nursing Home, Radian, 5.000% due 3/1/30	1,632,840
2,000,000	Richland County, SC, Environmental Improvement Revenue, International Paper Co. Project, 6.100% due 4/1/23(a)	1,862,160
	Total South Carolina	3,495,000

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	19

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Tennessee — 2.7%
$1,500,000	Clarksville, TN, Natural Gas Acquisition Corp. Gas Revenue, 5.000% due 12/15/21	$1,284,330
5,070,000	Knox County, TN, Health, Educational & Housing Facilities Board Revenue, University Health Systems Inc., 5.000% due 4/1/18	4,900,307
1,000,000	Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project, 5.750% due 9/1/37	741,030
10,000,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.250% due 9/1/26	8,857,000
	Total Tennessee	15,782,667
	Texas — 15.9%
5,025,000	Austin-Bergstrom, TX, Landhost Enterprises Inc., Airport Hotel, Senior, 6.750% due 4/1/27(e)	3,266,501
2,250,000	Brazos River Authority Texas PCR, TXU Co., 8.250% due 5/1/33(a)(c)	1,128,510
11,500,000	Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co., 5.900% due 5/1/38(a)(d)	10,026,965
	Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project:
12,385,000	5.950% due 5/15/33(a)(d)	10,633,142
1,000,000	6.625% due 5/15/33(a)	934,850
3,000,000	Burnet County, TX, Public Facility Project Revenue, 7.750% due 8/1/29	2,908,350
1,665,000	Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35(a)	683,716
105,000	Denton County, TX, Reclamation Road District, 8.500% due 6/1/16	94,731
1,400,000	Garza County, TX, Public Facility Corp., 5.500% due 10/1/19	1,258,432
3,000,000	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project, 7.500% due 5/1/25(a)(d)	3,104,670
5,135,000	Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine, 5.625% due 11/15/32	5,131,200
6,645,000	Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project, 6.125% due 7/15/27(a)	4,524,846
	Maverick County, TX, Public Facility Corp. Project Revenue:
635,000	6.250% due 2/1/24	535,864
520,000	6.375% due 2/1/29	418,590
	Midlothian, TX, Development Authority, Tax Increment Contract Revenue:
3,000,000	7.875% due 11/15/26(b)	3,439,440
2,500,000	6.200% due 11/15/29	2,227,875
1,105,000	Refunding, Subordinated Lien, 5.125% due 11/15/26	795,456

See Notes to Financial Statements.

20	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Texas — 15.9% continued
	North Texas Tollway Authority Revenue:
$10,000,000	5.750% due 1/1/33	$9,687,100
10,000,000	5.750% due 1/1/40	9,816,200
1,995,000	Port Corpus Christi, TX, Celanese Project, 6.450% due 11/1/30	1,686,553
	San Leanna Educational Facilities Corp., Education Revenue, Saint Edwards University Project:
1,000,000	5.000% due 6/1/20	957,980
2,000,000	5.125% due 6/1/22	1,910,220
1,100,000	Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Northwest Senior Housing Edgemere Project, 5.750% due 11/15/12	1,108,041
5,000,000	Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project, 9.000% due 10/1/30	5,023,900
6,155,000	Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, 6.250% due 12/15/26	6,001,863
1,000,000	Texas State Public Finance Authority, Charter School Finance Corp. Revenue, Uplift Education, 5.875% due 12/1/36	725,250
	Willacy County, TX:
3,615,000	Local Government Corp. Revenue, 6.875% due 9/1/28	2,949,840
	PFC Project Revenue:
3,000,000	8.250% due 12/1/23	2,676,960
690,000	County Jail, 7.500% due 11/1/25	581,767
	Total Texas	94,238,812
	U.S. Virgin Islands — 1.3%
7,500,000	Virgin Islands Public Finance Authority Revenue, Matching Fund Loan, 6.750% due 10/1/37	7,520,925
	Virginia — 3.3%
1,020,000	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project, 8.125% due 4/1/30	903,026
1,000,000	Broad Street CDA Revenue, 7.500% due 6/1/33	811,550
6,000,000	Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project, 5.600% due 11/1/31(a)	5,394,840
	Virginia Beach, VA, Development Authority MFH Revenue, Residential Rental:
2,400,000	Hampton Project, 7.500% due 10/1/39(a)	2,135,472
2,400,000	Mayfair Project, 7.500% due 10/1/39(a)	2,135,472
7,500,000	Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance, 7.750% due 7/1/38	8,031,450
	Total Virginia	19,411,810

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	21

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	West Virginia — 1.7%
$11,450,000	Pleasants County, WV, PCR, Refunding County Commission Allegheny, 5.250% due 10/15/37	$9,845,741
	Wisconsin — 0.4%
	Wisconsin State HEFA Revenue:
1,000,000	Aurora Health Care, 6.400% due 4/15/33	951,980
1,500,000	Marshfield Clinic, 6.000% due 2/15/25	1,490,250
	Total Wisconsin	2,442,230
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $622,747,529)	582,267,545
SHORT-TERM INVESTMENTS† — 0.1%
	Missouri — 0.1%
400,000	Missouri State HEFA Revenue, BJC Health Systems, SPA-Bank of Nova Scotia & JPMorgan Chase, 0.330%, 8/3/09(f)	400,000
	New York — 0.0%
100,000	New York City, NY, MFA Water & Sewer System Revenue, SPA-Fortis Bank S.A., 0.300%, 8/3/09(f)	100,000
	Pennsylvania — 0.0%
100,000	Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-PNC Bank N.A.,, 0.280%, 8/3/09(f)	100,000
	Puerto Rico — 0.0%
250,000	Commonwealth of Puerto Rico, GO, Refunding, Public Improvements, FSA, SPA-Dexia Credit Local, 0.250%, 8/3/09(f)	250,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $850,000)	850,000
	TOTAL INVESTMENTS — 98.4% (Cost — $623,597,529#)	583,117,545
	Other Assets in Excess of Liabilities — 1.6%	9,214,776
	TOTAL NET ASSETS — 100.0%	$592,332,321

†	Under the Statement of Financial Accounting Standards No. 157, all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2009.

(e)	The coupon payment on these securities is currently in default as of July 31, 2009.

(f)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $623,276,273.

See Notes to Financial Statements.

22	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND

Abbreviations used in this schedule:
ACA	—American Capital Assurance — Insured Bonds
AMBAC	—American Municipal Bond Assurance Corporation — Insured Bonds
CDA	—Community Development Authority
COP	—Certificate of Participation
DFA	—Development Finance Agency
EDA	—Economic Development Authority
EFA	—Educational Facilities Authority
FHA	—Federal Housing Administration
FSA	—Financial Security Assurance — Insured Bonds
GNMA	—Government National Mortgage Association
GO	—General Obligation
HEFA	—Health & Educational Facilities Authority
HFA	—Housing Finance Authority
IDA	—Industrial Development Authority
IDR	—Industrial Development Revenue
MFA	—Municipal Finance Authority
MFH	—Multi-Family Housing
NATL	—National Public Finance Guarantee Corporation — Insured Bonds
PCR	—Pollution Control Revenue
PFC	—Public Facilities Corporation
RDA	—Redevelopment Agency
Radian	—Radian Asset Assurance — Insured Bonds
SPA	—Standby Bond Purchase Agreement — Insured Bonds

SUMMARY OF INVESTMENTS BY INDUSTRY**
Health care	23.9%
Industrial revenue	16.5
Education	13.8
Pre-refunded/Escrowed to maturity	9.2
Power	8.4
Special tax obligation	4.9
Transportation	4.6
Leasing	4.4
Solid waste/Resource recovery	3.8
Water & sewer	3.1
Other	2.7
Local general obligation	2.2
State general obligation	1.4
Housing	1.0
Short term investments	0.1
100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of July 31, 2009 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	23

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND

RATINGS TABLE[1] (unaudited)
S&P/Moody’s/Fitch[2]
AAA/Aaa	3.6%
AA/Aa	3.3
A	28.3
BBB/Baa	34.0
BB/Ba	6.7
B	2.8
CCC/Caa	0.7
A-1/VMIG1	0.2
NR	20.4
100.0%

[1]	As a percentage of total investments.

[2]

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the lowest rating category received from an NRSRO.

See pages 25 and 26 for definitions of ratings.

See Notes to Financial Statements.

24	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	25

Bond ratings (unaudited) continued

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

26	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

Statement of assets and liabilities

July 31, 2009

ASSETS:
Investments, at value (Cost — $623,597,529)	$583,117,545
Cash	28,512
Interest receivable	7,867,660
Receivable for Fund shares sold	3,010,621
Receivable for securities sold	2,888,517
Prepaid expenses	47,338
Total Assets	596,960,193
LIABILITIES:
Payable for Fund shares repurchased	3,364,547
Distributions payable	672,599
Investment management fee payable	272,202
Distribution fees payable	124,895
Trustees’ fees payable	33,918
Accrued expenses	159,711
Total Liabilities	4,627,872
TOTAL NET ASSETS	$592,332,321
NET ASSETS:
Par value (Note 7)	$461
Paid-in capital in excess of par value	728,155,353
Undistributed net investment income	379,887
Accumulated net realized loss on investments and futures contracts	(95,723,396)
Net unrealized depreciation on investments	(40,479,984)
TOTAL NET ASSETS	$592,332,321
Shares Outstanding:
Class A	36,524,704
Class B	1,570,992
Class C	7,362,907
Class I	690,626
Net Asset Value:
Class A (and redemption price)	$12.85
Class B1	$12.79
Class C1	$12.78
Class I (and redemption price)	$12.79
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.42

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	27

Statement of operations

For the Year Ended July 31, 2009

INVESTMENT INCOME:
Interest	$34,616,972
EXPENSES:
Investment management fee (Note 2)	2,804,435
Distribution fees (Notes 2 and 5)	1,308,565
Transfer agent fees (Note 5)	154,508
Registration fees	67,176
Shareholder reports (Note 5)	54,520
Audit and tax	54,225
Legal fees	38,018
Insurance	10,565
Custody fees	4,323
Trustees’ fees	4,056
Miscellaneous expenses	12,655
Total Expenses	4,513,046
NET INVESTMENT INCOME	30,103,926
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Loss From:
Investment transactions	(3,654,448)
Futures contracts	(12,553,030)
Net Realized Loss	(16,207,478)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(32,167,539)
Futures contracts	1,206,303
Change in Net Unrealized Appreciation/Depreciation	(30,961,236)
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS	(47,168,714)
DECREASE IN NET ASSETS FROM OPERATIONS	$(17,064,788)

See Notes to Financial Statements.

28	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED JULY 31,	2009	2008
OPERATIONS:
Net investment income	$30,103,926	$24,300,523
Net realized loss	(16,207,478)	(16,779,020)
Change in net unrealized appreciation/depreciation	(30,961,236)	(14,236,554)
Decrease in Net Assets From Operations	(17,064,788)	(6,715,051)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(29,958,839)	(24,235,915)
Decrease in Net Assets From Distributions to Shareholders	(29,958,839)	(24,235,915)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	237,711,582	212,498,764
Reinvestment of distributions	22,809,501	12,234,316
Cost of shares repurchased	(158,397,124)	(125,466,969)
Increase in Net Assets From Fund Share Transactions	102,123,959	99,266,111
INCREASE IN NET ASSETS	55,100,332	68,315,145
NET ASSETS:
Beginning of year	537,231,989	468,916,844
End of year*	$592,332,321	$537,231,989
* Includes undistributed net investment income of:	$379,887	$362,035

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	29

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$14.10	$15.01	$14.88	$14.33	$14.33
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.75	0.74	0.74	0.81	0.83
Net realized and unrealized gain (loss)	(1.25)	(0.91)	0.15	0.50	0.08
Total income (loss) from operations	(0.50)	(0.17)	0.89	1.31	0.91
LESS DISTRIBUTIONS FROM:
Net investment income	(0.75)	(0.74)	(0.76)	(0.76)	(0.91)
Total distributions	(0.75)	(0.74)	(0.76)	(0.76)	(0.91)
NET ASSET VALUE, END OF YEAR	$12.85	$14.10	$15.01	$14.88	$14.33
Total return[2]	(3.20)%	(1.17)%	6.06%	9.40%	6.56%[3]
NET ASSETS, END OF YEAR (MILLIONS)	$469	$424	$379	$269	$271
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.77%	0.80%	0.83%[4]	0.89%	0.93%
Net expenses	0.77	0.80 [5]	0.83 [4,6]	0.88 [6]	0.91 [6]
Net investment income	6.02	5.06	4.88	5.55	5.83
PORTFOLIO TURNOVER RATE	20%	27%	10%	13%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.82%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$14.11	$15.01	$14.89	$14.34	$14.34
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.68	0.66	0.66	0.73	0.76
Net realized and unrealized gain (loss)	(1.32)	(0.90)	0.14	0.51	0.08
Total income (loss) from operations	(0.64)	(0.24)	0.80	1.24	0.84
LESS DISTRIBUTIONS FROM:
Net investment income	(0.68)	(0.66)	(0.68)	(0.69)	(0.84)
Total distributions	(0.68)	(0.66)	(0.68)	(0.69)	(0.84)
NET ASSET VALUE, END OF YEAR	$12.79	$14.11	$15.01	$14.89	$14.34
Total return[2]	(4.24)%	(1.63)%	5.45%	8.86%	6.02%[3]
NET ASSETS, END OF YEAR (MILLIONS)	$20	$26	$35	$44	$51
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.32%	1.33%	1.36%[4]	1.40%	1.44%
Net expenses	1.32	1.33 [5]	1.35 [4,6]	1.39 [6]	1.43 [6]
Net investment income	5.48	4.52	4.38	5.02	5.32
PORTFOLIO TURNOVER RATE	20%	27%	10%	13%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.35% and 1.34%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$14.10	$15.00	$14.87	$14.33	$14.32
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.68	0.65	0.65	0.73	0.75
Net realized and unrealized gain (loss)	(1.32)	(0.89)	0.15	0.49	0.09
Total income (loss) from operations	(0.64)	(0.24)	0.80	1.22	0.84
LESS DISTRIBUTIONS FROM:
Net investment income	(0.68)	(0.66)	(0.67)	(0.68)	(0.83)
Total distributions	(0.68)	(0.66)	(0.67)	(0.68)	(0.83)
NET ASSET VALUE, END OF YEAR	$12.78	$14.10	$15.00	$14.87	$14.33
Total return[2]	(4.27)%	(1.66)%	5.46%	8.74%	6.03%[3]
NET ASSETS, END OF YEAR (MILLIONS)	$94	$86	$55	$25	$26
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.34%	1.35%	1.37%[4]	1.45%	1.49%
Net expenses	1.34	1.35 [5]	1.37 [4,6]	1.44 [6]	1.48 [6]
Net investment income	5.44	4.50	4.30	4.98	5.26
PORTFOLIO TURNOVER RATE	20%	27%	10%	13%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.37%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$14.10	$15.01	$15.20
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.76	0.74	0.26
Net realized and unrealized loss	(1.30)	(0.89)	(0.18)
Total income (loss) from operations	(0.54)	(0.15)	0.08
LESS DISTRIBUTIONS FROM:
Net investment income	(0.77)	(0.76)	(0.27)
Total distributions	(0.77)	(0.76)	(0.27)
NET ASSET VALUE, END OF YEAR	$12.79	$14.10	$15.01
Total return[3]	(3.51)%	(1.05)%	0.53%
NET ASSETS, END OF YEAR (000s)	$8,830	$1,393	$443
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.62%	0.66%	0.66%[4]
Net expenses	0.62	0.66 [5]	0.66 [4]
Net investment income	6.18	5.09	4.76 [4]
PORTFOLIO TURNOVER RATE	20%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 20, 2007 (inception date) to July 31, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Municipal High Income Fund (the “Fund”), is a separate diversified series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through September 25, 2009, the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

34	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$582,267,545	—	$582,267,545
Short-term investments†	—	850,000	—	850,000
Total	—	$583,117,545	—	$583,117,545

†	See Schedule of investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	35

Notes to financial statements continued

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(127,235)	$127,235

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

36	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2009, LMIS and its affiliates received sales charges of approximately $73,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$31,000	$26,000	$38,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	37

Notes to financial statements continued

receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of July 31, 2009, the Fund had accrued $16,032 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$195,691,293
Sales	97,564,722

At July 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,005,570
Gross unrealized depreciation	(55,164,298)
Net unrealized depreciation	$(40,158,728)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

At July 31, 2009, the Fund did not hold any deivative instruments.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended July 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$1,782,187	—	$1,782,187

38	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$140,778	—	$140,778

The Fund had an average market value of $54,860,236 in future contracts (to sell) during the year ended July 31, 2009.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued and paid monthly.

For the year ended July 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$604,716	$110,101	$37,356
Class B	140,826	11,146	5,297
Class C	563,023	32,568	10,794
Class I	—	693	1,073
Total	$1,308,565	$154,508	$54,520

6. Distributions to shareholders by class

	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2008
Net investment income:
Class A	$24,138,112	$19,748,426
Class B	1,181,229	1,388,089
Class C	4,352,892	3,049,154
Class I	286,606	50,246
Total	$29,958,839	$24,235,915

7. Shares of beneficial interest

At July 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	39

Notes to financial statements continued

Transactions in shares of each class were as follows:

	YEAR ENDED JULY 31, 2009		YEAR ENDED JULY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	14,753,092	$184,642,438	10,874,453	$158,099,937
Shares issued on reinvestment	1,533,087	18,970,700	720,442	10,420,588
Shares repurchased	(9,787,380)	(121,409,984)	(6,814,957)	(99,378,672)
Net increase	6,498,799	$82,203,154	4,779,938	$69,141,853
Class B
Shares sold	344,343	$4,279,928	231,174	$3,361,509
Shares issued on reinvestment	70,136	861,938	36,159	524,485
Shares repurchased	(701,401)	(8,701,932)	(745,228)	(10,814,953)
Net decrease	(286,922)	$(3,560,066)	(477,895)	$(6,928,959)
Class C
Shares sold	3,106,984	$38,666,605	3,361,122	$48,869,569
Shares issued on reinvestment	218,856	2,697,387	88,027	1,271,473
Shares repurchased	(2,077,471)	(25,282,765)	(967,648)	(14,099,151)
Net increase	1,248,369	$16,081,227	2,481,501	$36,041,891
Class I
Shares sold	817,050	$10,122,611	148,209	$2,167,749
Shares issued on reinvestment	22,757	279,476	1,240	17,770
Shares repurchased	(247,970)	(3,002,443)	(80,157)	(1,174,193)
Net increase	591,837	$7,399,644	69,292	$1,011,326

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily 8/31/2009	$0.059024	$0.052964	$0.052953	$0.059962

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2009	2008
Distributions paid from:
Tax-exempt income	$29,943,342	$24,235,915
Ordinary income	15,497	—
Total taxable distributions	15,497	—
Total distributions paid	$29,958,839	$24,235,915

40	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

As of July 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$464,113
Capital loss carryforward*	(80,051,718)
Other book/tax temporary differences[a]	(16,077,160)
Unrealized appreciation/(depreciation)[b]	(40,158,728)
Total accumulated earnings/(losses) — net	$(135,823,493)

*	The Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
7/31/2010	$(1,263,689)
7/31/2011	(3,834,151)
7/31/2012	(11,653,755)
7/31/2013	(25,925,282)
7/31/2014	(20,423,175)
7/31/2016	(3,351,932)
7/31/2017	(13,599,734)
$(80,051,718)

These amounts will be available to offset any future taxable capital gains.

[a]

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

[b]

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	41

Notes to financial statements continued

sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

42	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	43

Notes to financial statements continued

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges,

44	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners Municipal High Income Fund 2009 Annual Report	45

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Municipal High Income Fund, a series of Legg Mason Partners Income Trust as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Municipal High Income Fund as of July 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

46	Legg Mason Partners Municipal High Income Fund 2009 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Municipal High Income Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

Legg Mason Partners Municipal High Income Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

48	Legg Mason Partners Municipal High Income Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

Legg Mason Partners Municipal High Income Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

50	Legg Mason Partners Municipal High Income Fund

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	137
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)

Legg Mason Partners Municipal High Income Fund	51

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

52	Legg Mason Partners Municipal High Income Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Municipal High Income Fund	53

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund from August 2008 through November 2008 and from January 2009 through July 2009 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 99.39% of the net investment income distribution paid in December 2008 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

The following information is applicable to non-U.S. resident shareholders:

All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

54	Legg Mason Partners Municipal High Income Fund

Legg Mason Partners Municipal High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Municipal High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Municipal High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0427 9/09 SR09-898

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2008 and July 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,600 in 2008 and $201,170 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $12,900 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A and Form N-14 filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,250 in 2008 and $18,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in the paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust were $7,200 for 2008 and $8,900 for 2009. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for September 21, 2007 and October 10, 2008.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: October 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: October 2, 2009

By:	/S/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: October 2, 2009